UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

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Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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The Arbitrage Funds
(Name of Registrant As Specified In Its Charter)

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THE ARBITRAGE FUNDS

(the “Trust”)

41 Madison Avenue, 42nd Floor

New York, New York 10010

Water Island Diversified Event-Driven Fund

(the “Fund”)

INFORMATION STATEMENT

August 17, 2020

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at https://arbitragefunds.com/resources

The Board of Trustees of The Arbitrage Funds (the “Board” or the “Trustees”) are distributing this Information Statement in connection with the approval of (i) a change in investment status of the Fund from that of a “diversified” fund to that of a “non-diversified” fund, and (ii) a change in the Fund’s name from Water Island Diversified Event-Driven Fund to Water Island Event-Driven Fund. This Information Statement explains why the Trustees approved this change in investment status of the Fund and a change of the Fund’s name. This Information Statement is being delivered to shareholders of record as of July 30, 2020 on or about August 17, 2020.

As required by federal securities laws, the Fund is distributing this Information Statement solely for your information in connection with action to be taken by Water Island Capital, LLC (“Water Island” or the “Adviser”), in its capacity as the Adviser to the Arbitrage Fund, a series of the Trust. Arbitrage Fund is the majority shareholder of the Fund (the “Majority Shareholder”) and the Adviser retains discretion to vote the shares of the Arbitrage Fund. Water Island is also the Adviser to the Fund and is responsible for managing the Fund’s portfolio of investments. The Majority Shareholder anticipates approving the change in investment status of the Fund by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. The change in the Fund’s investment status to “non-diversified,” and the Fund’s name change to Water Island Event-Driven Fund, is expected to become effective on or about September 30, 2020.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Trustee Approval of a Change in Diversification Status of the Fund

At a meeting of the Board on July 28, 2020, the Trustees approved a change in investment diversification status of the Fund, subject to the approval of the Majority Shareholder of the Fund, such change to become effective on or about September 30, 2020. In approving this change, the Trustees agreed with the Adviser’s recommendation that it would be in the Fund’s best interest for the Fund to convert to a “non-diversified” fund. The Adviser reviewed its rationale for recommending a change in investment diversification status of the Fund. The Adviser explained that changing the Fund’s designation to a non-diversified fund would better allow the Fund to pursue its investment objective and execute its event-driven investment strategy without the restrictions imposed on diversified funds under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items, or the securities of other investment companies). The remaining 25% of the fund’s total assets are not subject to this restriction. As a non-diversified fund, the Fund may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund. As a result, the Fund’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.

Trustee Approval of a Change in the Fund’s Name

Section 35(d) under the 1940 Act prohibits a registered investment company from using a name that the Securities and Exchange Commission (the “SEC”) finds by rule to be materially deceptive or misleading. The SEC’s concern is that investors may focus on an investment company’s name to determine the company’s investments and risks. Retaining the term “Diversified” in the Fund’s name could suggest to investors that the Fund maintains a diversified portfolio. With the change in status from diversified to non-diversified described above, the Fund may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund.

At the July 28, 2020 meeting, the Trustees voted to approve a change in the Fund’s name from Water Island Diversified Event-Driven Fund to Water Island Event-Driven Fund. Such change in name will take effect upon the change of the Fund’s investment diversification status, which is expected to be on or about September 30, 2020.

Other Information

Adviser’s Address. The address of Water Island is 41 Madison Avenue, 42nd Floor, New York, New York 10010. Water Island, a Delaware limited liability company, is majority-owned by John Orrico.

Principal Underwriter and Administrator. The address of the Fund’s principal underwriter, ALPS Distributors, Inc. is 1290 Broadway, Suite 1100, Denver, Colorado 80203. ALPS Distributors, Inc. is a subsidiary of ALPS Holdings Inc. State Street Bank & Trust Company, located at 1 Lincoln Street, Boston, Massachusetts 02111, serves as the administrator of the Fund.

Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842 or by calling 1-800-295-4488.

Outstanding Shares. Appendix A to this Information Statement lists the total number of shares outstanding as of July 30, 2020 for each class of the Fund’s shares.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPENDIX A

Shares Outstanding

For each class of the Fund’s shares, the number of shares outstanding as of July 30, 2020 was as follows:

Number of Shares Outstanding and Entitled to Vote per Class
Class R	737,419.6070
Class I	9,827,838.5670
Class C	36,410.3180
Class A	36,117.1970
Total	10,637,785.6890

Ownership of Shares

As of July 30, 2020, the Trustees and officers of the Trust owned in the aggregate approximately 0.09% of the Fund. As of July 30, 2020, the Arbitrage Fund owned of record 61.94% of the Fund, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act.

The following shareholders held 5% or more of the shares of a class of the Fund as of July 30, 2020:

Name and Address	Class R Shares	% Ownership	Type of Ownership
Pershing LLC Mutual Funds 1 Pershing Plaza FL 11 Jersey City, NJ 07399-0001	64,748.5950	8.78%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
Charles Schwab and Company Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	42,243.6400	5.73%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 ATTN Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	56,380.5930	7.65%	RECORD

Name and Address	Class R Shares	% Ownership	Type of Ownership
Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	182,763.0140	24.78%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
Arbitrage Fund 41 Madison Avenue FL 42 New York, NY 10010-2286	6,589,384.1650	67.05%	RECORD

Name and Address	Class I Shares	% Ownership	Type of Ownership
Charles Schwab and Company Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1905	955,957.9940	9.73%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
Special Custody Account for the Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Boulevard Weehawken, NJ 07086-6761	4,349.0360	11.94%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
Raymond James Omnibus for Mutual Funds House Account Firm 92500015 Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	19,648.9540	53.97%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
First Clearing, LLC A/C 1699-0135 2801 Market Street Saint Louis, MO 63103-2523	4,970.1870	13.65%	RECORD

Name and Address	Class C Shares	% Ownership	Type of Ownership
National Financial Services LLC 499 Washington Blvd Jersey City, NY 07310-1995	3,224.9180	8.86%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York PLZ Fl 12 New York, NY 10004-1932	3,550.8230	9.83%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
Pershing LLC Mutual Funds 1 Pershing Plz FL 11 Jersey City, NJ 07399-0001	11,137.3850	30.84%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	6,020.6860	16.67%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
Special Custody Account for the Exclusive Benefit of Customers of UBS Financial Services Inc. Attn: Department Manager 1000 Harbor Blvd Weehawken, NJ 07086-6761	12,545.9620	34.74%	RECORD

Name and Address	Class A Shares	% Ownership	Type of Ownership
Raymond James Omnibus for Mutual Funds House Account Firm 92500015 Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1100	2,592.6060	7.18%	RECORD